Exhibit 1

Joint Filing Agreement

THIS JOINT FILING AGREEMENT is entered into as of June 11, 2015, by and among the parties hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the common stock, par value $0.0001 per share (the “Common Stock”) of China Biologic Products, Inc., a Delaware corporation, and any amendment thereafter signed by each of the undersigned shall be (unless otherwise determined by the undersigned) filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: June 11, 2015

WP X BIOLOGICS LLC

By:	Warburg Pincus Private Equity X, L.P., its managing member
By:	Warburg Pincus X, L.P., its general partner
By:	Warburg Pincus X GP L.P., its general partner
By:	WPP GP LLC, its general partner
By:	Warburg Pincus Partners, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Timothy J. Curt
Name:	Timothy J. Curt
Title:	Partner

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:	Warburg Pincus X, L.P., its general partner
By:	Warburg Pincus X GP L.P., its general partner
By:	WPP GP LLC, its general partner
By:	Warburg Pincus Partners, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Timothy J. Curt
Name:	Timothy J. Curt
Title:	Partner

WARBURG PINCUS X PARTNERS, L.P.

By:	Warburg Pincus X, L.P., its general partner
By:	Warburg Pincus X GP L.P., its general partner
By:	WPP GP LLC, its general partner
By:	Warburg Pincus Partners, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Timothy J. Curt
Name:	Timothy J. Curt
Title:	Partner

Warburg Pincus X, L.P.

By:	Warburg Pincus X GP L.P., its general partner
By:	WPP GP LLC, its general partner
By:	Warburg Pincus Partners, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Timothy J. Curt
Name:	Timothy J. Curt
Title:	Partner

Warburg Pincus X GP L.P.

By:	WPP GP LLC, its general partner
By:	Warburg Pincus Partners, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Timothy J. Curt
Name:	Timothy J. Curt
Title:	Partner

WPP GP LLC

By:	Warburg Pincus Partners, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Timothy J. Curt
Name:	Timothy J. Curt
Title:	Partner

Warburg Pincus Partners, L.P.

By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Timothy J. Curt
Name:	Timothy J. Curt
Title:	Partner

Warburg Pincus Partners GP LLC

By:	Warburg Pincus & Co., its managing member

By:	/s/ Timothy J. Curt
Name:	Timothy J. Curt
Title:	Partner

Warburg Pincus & Co.

By:	/s/ Timothy J. Curt
Name:	Timothy J. Curt
Title:	Partner

Warburg Pincus LLC

By:	/s/ Timothy J. Curt
Name:	Timothy J. Curt
Title:	Managing Director

Charles R. Kaye

By:	/s/ Timothy J. Curt
Name:	Timothy J. Curt
Title:	Attorney-in-fact*

Joseph P. Landy

By:	/s/ Timothy J. Curt
Name:	Timothy J. Curt
Title:	Attorney-in-fact*

*	The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on November 26, 2013 as an exhibit to a statement on a Form 4 filed by Warburg Pincus Private Equity IX, L.P. with respect to Laredo Petroleum Holdings, Inc. and is hereby incorporated by reference